1 William Blair & Company Growth Stock Conference Investor Presentation June 15, 2011 Exhibit 99.1

| Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events or developments, our future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Such risks, uncertainties and other factors include, among other things: the risk that we will not achieve the strategic benefits of the merger (the “Eclipsys Merger”) with Eclipsys Corporation (“Eclipsys”); the possibility that the expected synergies and cost savings of the Eclipsys Merger will not be realized, or will not be realized within the expected time period; the risk that our business will not be integrated successfully with the business of Eclipsys; disruption from the Eclipsys
Merger and related transactions making it more difficult to maintain business relationships with customers, partners and others;
unexpected requirements to achieve interoperability certification pursuant to the Health Information Technology for Economic and
Clinical Health Act, with resulting increases in development and other costs for us; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that our products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; errors or similar problems in our software products; the outcome of any legal proceeding that has been or may be instituted against us and others; compliance obligations under existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of our software by the U.S. Food and Drug Administration; the possibility of product-related liabilities;
our ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009, as well as elements of the Patient Protection and Affordable Care Act (aka
health reform) which pertains to health IT adoption; maintaining our intellectual property rights and litigation involving intellectual property rights; legislative, regulatory and economic developments; risks related to third-party suppliers and our ability to obtain, use or successfully integrate third-party licensed technology and breach of our security by third parties. See our Transition Report on Form
10-K for the seven months ended December 31, 2010 and our subsequent filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business. The statements herein speak only as of their date and we undertake no duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations.

A Connected Community of Health™

Our Vision

Allscripts™

3

To be the most trusted provider of innovative solutions that empower all stakeholders across the healthcare continuum to deliver world-class outcomes.

Our Mission

Allscripts™

4

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

Allscripts Corporate Snapshot
Allscripts Key Competitive Differentiation:  Leading Market Share Across Acute, Ambulatory
and Post-Acute Providers, a Key Consideration for Accountable Care Organizations (ACOs)
•
180,000 Providers
•
50,000 Physician Practices
•
1,500 Hospitals
•
10,000 Post Acute Facilities
•
27,000 Clinicians In Patients’
Homes Every Day
Our Clients
•
One Complete Set of Solutions
•
5,800 Employees
•
$1.3BB 2010 Non-GAAP Revenue
•
$148MM 2010 Non-GAAP Net
Income
Our Company
Note: Please see the Non-GAAP reconciliation and related  footnotes in the appendix to this presentation.  Information also available at http://investor.allscripts.com

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Investment Highlights

Leading healthcare IT company with the broadest set of capabilities across every venue of care including physicians, hospitals, post-acute and homecare
The most utilized clinical solutions enabling health care providers to fully capitalize on the $30BB federal stimulus program
Leadership in technology and innovation uniquely positions Allscripts to aggressively compete for the $43BB healthcare IT solutions market
A highly attractive financial profile with high recurring revenue, significant operating leverage and cost synergy opportunities and strong free cash flow
>
>
>
>

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
The Time is NOW

•
Quality Issues
•
Medical Errors / Safety
Concerns
•
Rising Cost
•
Significant Waste
A National
Problem
•
$43BB(1)
Opportunity
•
$30BB in Stimulus
Funding
•
~15% Penetration in
Physician Practices
•
Rise of the Employed
Physicians
•
Hospitals Driving
Adoption
A Market that
is Ready
We are at the
beginning of what we
expect will be the
single fastest
transformation of any
industry in US history
A Significant
Opportunity
> >
(1)
McKinsey & Company

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Addressing the Entire Market Opportunity
Acute/Ambulatory EHR Opportunity 2010-2014 = ~$43BB

Source: McKinsey & Company
$16BB
$10BB
$17BB
A Complete Portfolio Addresses the Entire Care Continuum
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Ambulatory Stand-Alone
Opportunity
Acute Stand-Alone
Opportunity
Stand-Alone Market
Integrated Market
Integrated/Complete
Solution Across
Hospitals and
Physician Practices

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

Ambulatory Market Potential
Practice Size Total # of Practices
EHR Penetration
(FY09/10)
1-3 Physicians 163,000 ~13%
4-9 Physicians 27,000 ~22%
10-25 Physicians 8,000 ~33%
26+ Physicians 2,000 ~50%
Total 200,000 ~15%
Source: SK&A = SK&A Information Services which sells databases for sales and marketing success in healthcare industry

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Incentive Program
Has Begun!
ARRA
Announced
Final Rules
Issued
70% of Funding
Used
Increased Certainty for Widespread
EHR Adoption

December
2013
June
2011
Q1
2009
July
2010
Physician
Penetration
(1)
~20%
Source: National Center for Health Statistics
~ 400 Hospitals
Will Replace Clinical
Systems
(2)
TODAY
(1)
~20% estimate based on number of ambulatory physicians; penetration as a percentage of number of physician practices is ~11%
(2)
Hospitals >200 beds

Allscripts: Competitive Differentiation
• The Largest Network with a
Client Base of 180,000
Physicians, 1,500 Hospitals
and 10,000 Post-Acute Care
Providers
• The Unique Ability to Truly
Connect a Community
• One Patient Record Across
an Organization and the
Community – One Source of
Truth
One
Network.
The largest connected
network in the nation…
and in your community.
One
Platform.
Open, flexible, and
innovative to help you
connect inside and
outside your
organization.
One
Patient.
A complete portfolio
that delivers a single
patient record across
your community.
• Comprehensive, Integrated
Solutions for all Settings
• Rapid Implementation Approach
to Attain “Meaningful Use”
• A Track Record of Innovation
with a ‘Future State’
Clinical/Financial Informatics
Capability
• Common Microsoft platform and
a shared ‘open architecture’
approach, simplifying the
connection to third-party
applications across every care
setting
A Connected Community of Health
|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.

Hospitals
Physician Practices
Post-Acute Facilities &
Agencies
• The ‘Hub’: Over 1,500 Hospitals including 40%
of “America’s Best Hospitals” as Clients
• The ‘Spokes’: Over 180,000 MDs and 10,000
Post-Acute Care Organizations are Connected
to other Practices, Patients, Pharmacies, Payors,
Clinical Labs and Hospitals
One Network:
The Largest Community in the Nation
A Connected Community of Health
|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.

Acute Solutions (Sunrise)
Ambulatory Solutions
Electronic Health Record
CQS
Transformation
Payerpath
Analytics
Academy
ePrescribe
Practice Management
Post-Acute Solutions
Homecare / Hospice
Utilization Management
Discharge Planning
Referral Management
Community Solutions

One Platform: A Complete, Integrated Solutions Portfolio
Clinical
Financial
Administrative
Analytics
Services
Community Exchange
Community Record
Helios
Remote Hosting
Patient Financials EPSi Enterprise Registration Outsourcing
Enterprise Scheduling
Access Management Consulting
Decision Support
Record Manager Network/Desktop
Patient Flow
Financial Manager
Clinical Analytics
Pharmacy
Emergency Care
Laboratory
Knowledge-Based
Charting
Knowledge-Based
Medication
Administration
Acute Content
Clinical Manager
Radiology
Enterprise Identifier
Education

Ambulatory Solutions
Acute Solutions
Patient
Post Acute Solutions
Community Solutions

Allscripts

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

One Patient: Critical Patient Data Flows Freely
Acute Solutions
(Sunrise)
Ambulatory
Solutions
Post-Acute
Solutions
Patient Records
Labs Prescriptions
X-Rays
Referrals
Results
Orders

Health System
Primary Care Physician
Specialist
3rd Party EHR
Home Care
Pharmacy
Payer
Commercial Lab

Allscripts

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
The New Architecture of Healthcare
Old World
(Monolithic Mainframe)
Hospitals
Owned Physician Practices
Rehab Clinics
New World
(Modern Platform)

| Copyright © 2011 Allscripts Healthcare Solutions, Inc. A Connected Community of Health 16 Financial Overview

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

1Q 2011 Highlights
Bookings Growth
Reflects Breadth of
Market Solutions
Healthy Platform for
Future Growth
Strong Revenue, Margin
Growth
•
Total bookings of $500MM in the two full quarters, post-merger, a 22%year-over-year increase
•
Three new Sunrise Enterprise client sales YTD (two in Q1 2011)
•
Strong ambulatory purchasing across all practice sizes
•
Software-as-a-Service( SaaS) bookings 21% of total
•
Non-GAAP revenue grew 10.5% year-over-year to $346.1MM
•
66% recurring revenue in the quarter
•
Professional services grew 34% year-over-year
•
Non-GAAP operating margins expanded to 20.8% from 19.1%
•
$2.7BB revenue backlog
•
Generated $67MM in operating cash flow - strong Q1 showing
•
Repaid $122MM in debt in 8 months, post merger
•
Refinanced debt agreement at more favorable terms
•
Announced a $200MM share repurchase program
Revenue, operating margin on a non-GAAP basis

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Historical Consolidated Performance

Combined Non-GAAP Operating Income ($millions)
Combined Non-GAAP Operating Income ($millions)
Non-GAAP Revenue
CY 2009: $1,188MM
Non-GAAP Revenue
CY 2009: $1,188MM
Non-GAAP Revenue
CY 2010: $1,300MM
Non-GAAP Revenue
CY 2010: $1,300MM
$0
$50
$100
$150
$200
$250
CY2009 CY2010
3 Months
3/31/10
$212
$251
$60
$72
3 Months
3/31/11
Ambulatory
56%
Acute
44%
Ambulatory
58%
Acute
42%
Note:  Ambulatory revenue refers to legacy Allscripts, as reported; Acute revenue refers to legacy Eclipsys, as reported
Note: Please see the Non-GAAP reconciliation and related  footnotes in the appendix to this presentation.  Information also available at
http://investor.allscripts.com

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Significant Key Cost Synergies

Projected Cost Synergies Over Three Years
•
Duplicative management
structure
•
Duplicative public company
costs
•
Duplicative back-end office
and system integration
•
Marketing
Key Cost
Synergy Drivers
CY2011
~$25MM
~$35MM
~$40MM
CY2012
CY2013 &
Beyond

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Revenue Cross-Sell Opportunity of $1.25BB

Incremental Revenue Opportunity
$16BB Integrated Market Provides Additional Opportunity
Sunrise Clinical Manager,
Patient Flow, EPSi
Care Management, Emergency
Department, Homecare,
Ambulatory EHR
Sell
Ambulatory
Solutions to
Acute Care
Base
Total
~$430MM ~$820MM ~$1,250MM
= +
Sell Acute
Solutions to
Ambulatory
Care Base

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Non-GAAP
Revenue
Non-GAAP
Operating
Margin
Non-GAAP
Net Income
Non-GAAP Financial Outlook(1)
($ in millions; except per share amounts)
CY 2010 Actual
Non-GAAP
Diluted EPS
$1,300
19%
$148
$0.76
CY 2011
$1,425 - $1,450
21%
$167 - $176
$0.86 - $0.90
2010 to 2011
Change
10 - 12%
13 - 19%
13 - 18%
--
(1)
Guidance provided by the company in a press release on May  5, 2011. This presentation does not subsequently update or reaffirm Allscripts financial guidance.
Note: Please see the Non-GAAP reconciliation and related footnotes in the appendix to this presentation.  Information also available at http://investor.allscripts.com

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Strong Free Cash Flow Generation

•
Reduced debt by $122MM
since merger closed
•
Required principal payments
in 2011 total $27.8MM
•
Current borrowing cost <3%
•
Completed amendment to
borrowing agreements,
reducing cash borrowing costs
by 75 BPS
Capitalization
Actual
3/31/2011
Cash and Marketable Securities $147
Revolver ($250mm) 0
Term Loan 448
Total Debt $448
Equity 1,428
Total Capitalization $1,876
Credit Statistics
LTM EBITDA
(1)
$314
Total Debt / LTM EBITDA
(1)
1.4x
Debt / Capitalization 23.9%
1 EBITDA is calculated as net income plus income tax expense, interest expense, stock-based compensation expense, depreciation & amortization, deferred revenue adjustments, certain one-time and transaction-related expenses, and non-recurring losses on the sale of investments minus non-recurring gains on the sale of assets, consistent with the calculation as defined in the Company’s Senior Credit Facilities agreement.
Note: Please see the Non-GAAP reconciliation and related footnotes in the appendix to this presentation.  Information also available at http://investor.allscripts.com

One Network.

One Platform.

One Patient.

Allscripts™

23

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

·
GAAP – non-GAAP revenue and net income reconciliation for the twelve months ended December 31, 2010.
Appendix: Non-GAAP Reconciliation
Non-GAAP
Total revenue, as reported $1,191.5
     Deferred revenue adjustment 29.2
     Eclipsys results pre-merger period (7/1/10-8/23/10) 79.5
Total non-GAAP revenue $1,300.3
Net income, as reported $36.4
     Deferred revenue adjustment 17.7
     Acquisition-related amortization 27.7
     Stock-based compensation expense 16.9
     Transaction-related expense 38.2
     ARS Sales 0.9
     Tax rate alignment 6.8
     Eclipsys results pre-merger period (7/1/10-8/23/10) 2.9
Non-GAAP net income $147.5
Allscripts Healthcare Solutions, Inc.
2010 Non-GAAP Financial Information
(In millions)
(unaudited)
2010 Results

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

·
GAAP – non-GAAP revenue growth for the three months ended March 31, 2011.
Appendix: Non-GAAP Reconciliation
3/31/10 3/31/10 Q1 2010
3/31/11 Allscripts Eclipsys Total
Total revenue, as reported $335.3 $184.4 $128.4 $312.8
     Deferred revenue adjustment 10.8 0.5 0.0 0.5
Total non-GAAP revenue $346.1 $184.9 $128.4 $313.3
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(In millions, except per-share amounts)
(Unaudited)
Three Months
Ended
Three Months Ended

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

·
GAAP – non-GAAP operating income and margin reconciliation for the three months ended March 31, 2011 and 2010.
Appendix: Non-GAAP Reconciliation
3/31/10 3/31/10 Q1 2010
3/31/11 Allscripts Eclipsys Total
Total revenue, as reported $335.3 $184.4 $128.4 $312.8
     Deferred revenue adjustment 10.8 0.5 0.0 0.5
Total non-GAAP revenue $346.1 $184.9 $128.4 $313.3
Operating income, as reported $24.5 $32.0 $10.7 $42.7
     Deferred revenue adjustment 10.8 0.5 0.0 0.5
     Acquisition-related amortization 16.7 5.6 3.1 8.7
     Stock-based compensation expense 7.0 3.9 3.7 7.6
     Transaction-related expense (a) 13.1 0.2 0.0 0.2
Total non-GAAP operating income $72.1 $42.2 $17.5 $59.7
Total non-GAAP operating income as a percentage of
non-GAAP revenue
20.8% 19.1%
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(In millions, except per-share amounts)
(Unaudited)
Three Months
Ended
Three Months Ended

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

·
GAAP – non-GAAP revenue reconciliation for the twelve months ended November 30, 2009 (Allscripts) and twelve months ended December 31, 2009 (Eclipsys).
Appendix: Non-GAAP Reconciliation
Allscripts
(11/30/2009)
Eclipsys
(12/31/2009) Non-GAAP
Total revenue, as reported $661.1 $519.1 $1,180.2
Deferred revenue adjustment 9.7 8.0 $17.7
Elimination of prepackaged medications (9.7) 0.0 ($9.7)
Total non-GAAP revenue
$661.1 $527.1 $1,188.2
Twelve Months Ended
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(In millions, except per-share amounts)
(Unaudited)

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

•
GAAP – non-GAAP operating income reconciliation by quarter and twelve months ended December 31,
2009 (Eclipsys) and November 30, 2009 (Allscripts).
Appendix: Non-GAAP Reconciliation
2/28/09 3/31/09 Q1 2009 5/31/09 6/30/09 Q2 2009 8/31/09 9/30/09 Q3 2009 11/30/09 12/31/09 Q4 2009 11/30/09 12/31/09 CY 2009
Allscripts Eclipsys
Non-
GAAP Allscripts Eclipsys
Non-
GAAP Allscripts Eclipsys
Non-
GAAP Allscripts Eclipsys
Non-
GAAP Allscripts Eclipsys
Non-
GAAP
Operating income, as reported $22.8 ($0.1) $22.7 $23.6 ($2.2) $21.4 $21.6 $4.5 $26.1 $26.7 $7.2 $33.9 $94.7 $9.4 $104.1
     Deferred revenue adjustment 3.1 1.5 4.6 2.6 3.1 5.7 2.6 0.5 3.1 1.4 1.8 3.2 9.7 6.9 16.6
     Acquisition-related amortization 6.1 3.1 9.2 5.7 3.1 8.8 5.7 3.1 8.8 5.7 3.1 8.8 23.2 12.4 35.6
     Stock-based compensation expense 2.1 4.4 6.5 2.6 6.8 9.4 3.3 3.6 6.9 4.4 3.4 7.8 12.4 18.2 30.6
     Transaction-related expense 3.5 0.0 3.5 7.2 0.0 7.2 3.9 0.0 3.9 1.3 0.0 1.3 15.9 0.0 15.9
     Restructuring 0.0 5.4 5.4 0.0 3.2 3.2 0.0 1.1 1.1 0.0 0.0 0.0 0.0 9.7 9.7
     Elimination of prepackaged medications (1.0) 0.0 (1.0) (0.1) 0.0 (0.1) 0.0 0.0 0.0 0.0 0.0 0.0 (1.1) 0.0 (1.1)
Total non-GAAP operating income $36.6 $14.3 $50.9 $41.6 $14.0 $55.6 $37.1 $12.8 $49.9 $39.5 $15.5 $55.0 $154.8 $56.6 $211.5
Allscripts Healthcare Solutions, Inc.
2009 Non-GAAP Financial Information
(In millions, except per-share amounts)
(Unaudited)
2009 Actual Results By Quarter
Three Months Ended Three Months Ended Three Months Ended Three Months Ended Twelve Months Ended

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

•
GAAP – non-GAAP operating income reconciliation by quarter and twelve months ended December 31,
2010.
Appendix: Non-GAAP Reconciliation
2/28/10 3/31/10 Q1 2010 5/31/10 6/30/10 Q2 2010 9/30/10 9/30/10 Q3 2010 12/31/10
Allscripts Eclipsys Non-GAAP Allscripts Eclipsys Non-GAAP Allscripts Eclipsys Non-GAAP Q4 2010 Non-GAAP
Operating income, as reported $31.9 $10.7 $42.6 $24.5 $5.4 $29.9 $5.5 ($7.2) ($1.7) $9.5 $80.3
Deferred revenue adjustment 0.5 0.0 0.5 0.6 0.0 0.6 0.5 6.7 7.2 20.9 29.2
Acquisition-related amortization 5.6 3.1 8.7 5.7 3.1 8.8 5.6 4.9 10.5 17.4 45.4
Stock-based compensation expense 4.3 3.7 8.0 2.8 3.7 6.5 6.6 0.0 6.6 3.7 24.8
Transaction-related expense 0.0 0.0 0.0 9.1 3.5 12.6 26.6 9.1 35.7 17.8 66.1
Restructuring 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 - - 0.0
Eclipsys results pre-merger period (7/1/10-8/23/10) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 4.7 4.7 - 4.7
Total non-GAAP operating income
$42.3 $17.5 $59.8 $42.7 $15.7 $58.4 $44.8 $18.2 $63.0 $69.3 $250.5
Allscripts Healthcare Solutions, Inc.
Non-GAAP Financial Information - 2010 Proforma Financial Information
(In millions)
(unaudited)
2010 Actual Results By Quarter
Three Months Ended Three Months Ended Three Months Ended
Three
Months 2010 Full Year
Results

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

•
GAAP – non-GAAP EBITDA reconciliation for the 12 months ended March 31, 2011
Appendix: Non-GAAP Reconciliation
EBITDA Calculation
($ in thousands)
Pro Forma Combined
12 months ended
3/31/2011
Net income $14.6
Income tax expense 15.1
Stock-based compensation expense 36.5
Depreciation & amortization 108.1
Interest expense 18.1
Transaction related/integration-related expenses 75.7
Deferred revenue adjustment 39.4
Loss on sale of investments/ARS 6.4
EBITDA $314.0

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

Financial guidance was last provided by the company in a press release on May 5, 2011. This presentation does not subsequently update or reaffirm Allscripts financial guidance.
Allscripts non-GAAP guidance for calendar 2011 assumes the following adjustments to approximately $1,418.0 million in GAAP revenue: approximately $21.0 million, pre-tax in deferred revenue adjustments.  Non-GAAP guidance for calendar 2011 assumes the following adjustments to GAAP operating and net income: approximately $70.0 million of acquisition-related amortization; approximately $40.0 million in stock-based compensation expense; approximately
$21.0 million in deferred revenue adjustments; all on a pre-tax basis.  Allscripts 2011 non-GAAP net income and diluted earnings per share guidance assumes a
38.0%-39.5% tax rate.
Footnotes Regarding Financial Guidance

|   Copyright © 2011 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health

Explanation of Non-GAAP Financial Measures
Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, in this presentation Allscripts provides total non-GAAP revenue, gross profit, operating income and net income, including non-GAAP net income on a per share basis, which are non-GAAP financial measures under Section 101 of Regulation
G under the Securities Exchange Act of 1934, as amended. Total non-GAAP revenue consists of GAAP revenue as reported and
Eclipsys revenue for periods prior to the August 24, 2010 consummation of the 2010 merger with Eclipsys (2010 Merger) and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes. Total non-GAAP gross profit consists of GAAP gross profit as reported and Eclipsys gross profit for periods prior to the consummation of the 2010 Merger and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes. Total non-GAAP operating income consists of GAAP operating income as reported and Eclipsys operating income for periods prior to the consummation of the 2010 Merger and adds back the acquisition-related deferred revenue adjustment booked for GAAP purposes and excludes acquisition-related amortization, stock-based compensation expense and transaction-related expenses. Non-GAAP net income consists of GAAP net income as reported and includes Eclipsys net income for periods prior to the consummation of the 2010
Merger, excludes acquisition-related amortization, stock-based compensation expense and transaction-related expenses, adds back the acquisition-related deferred revenue adjustment, in each case net of any related tax effects.
Management believes that non-GAAP revenue, gross profit, operating income and net income and non-GAAP net income on a per share basis provide useful supplemental information to management and investors regarding the underlying performance of the company's business operations and facilitates comparisons of the separate 2010 pre-merger results of legacy Allscripts and legacy Eclipsys to that of the company's 2010 post-merger results. Acquisition accounting adjustments made in accordance with
GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that we have provided and discussed herein. Management also uses this information internally for forecasting and budgeting as it believes that the measure is indicative of the company's core operating results. In addition, the company uses non-GAAP revenue, operating income and/or net income to measure achievement under the company's stock and cash incentive compensation plans. Note, however, that non-GAAP revenue, gross profit, operating income and net income and non-GAAP net income on a per share basis are performance measures only, and they do not provide any measure of the company's cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP.